                 FORM OF MONTHLY CERTIFICATEHOLDERS STATEMENT
                      THE CHASE MANHATTAN BANK USA, N.A.
                   Chase Manhattan Credit Card Master Trust
                                 Series 1996-1

                                        For Distribution Date           05/17/99

                                        For Monthly Period                    39

Under Section 5.02 of the Pooling and Servicing Agreement dated as of June 1, 1991 and the Series 1996-1 Supplement dated as of
February 1, 1996 (together, the Agreement) by and between The Chase
Manhattan Bank USA, N.A. (Chase) and Yasuda Bank and Trust Company
(U.S.A.), as trustee (the Trustee), Chase, as Servicer, is required to prepare certain information each month regarding current
distributions to Series 1996-1 Certificateholders and the
performance of the Chase Manhattan Credit Card Master Trust (the
Trust) and the Series 1996-1 Class A Certificates and Series 1996-1
Class B Certificates during the previous month. The information
which is required to be prepared with respect to the                    05/17/99
Distribution Date and with respect to the performance of the
Trust during the month                                                 Apr, 1999
(the                                                                          39
Monthly Period) is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Series 1996-1 Investor Certificate (a Certificate). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Certificate have their respective meanings set forth in the Agreement.


I. INFORMATION REGARDING THE CURRENT MONTHLY DISTRIBUTION TO THE CLASS A AND CLASS B CERTIFICATEHOLDERS (STATED ON THE BASIS OF $1,000 ORIGINAL CERTIFICATE PRINCIPAL AMOUNT)

         A)       The total amount of the distribution to Series
                  1996-1 Certificateholders on 05/17/99 per $1,000
                  original certificate principal amount
                  (1)      Class A Certificateholders                  84.825556
                  (2)      Class B Certificateholders                   4.592222

         B)       The amount of the distribution set forth in
                  paragraph 1 above in respect of principal of the
                  1996-1 Certificates, per $1,000 original
                  certificate principal amount
                  (1)      Class A Certificateholders                  83.333333
                  (2)      Class B Certificateholders                   0.000000

         C)       The amount of the distribution set forth in
                  paragraph 1 above in respect of interest on the
                  1996-1 Certificates, per $1,000 original
                  certificate principal amount
                  (1)      Class A Certificateholders                   1.492222
                  (2)      Class B Certificateholders                   4.592222


[Image]                  (Copyright) COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

            Chase Manhattan Credit Card Master Trust Series 1996-1
                                 May 17, 1999


II.      INFORMATION REGARDING THE PERFORMANCE OF THE TRUST

         A)       Collections
                  (1)      The aggregate amt. of Collections
                           processed with respect to the preceding
                           Monthly Period and allocated to the Series
                           1996-1 Certificates was equal to       181,420,800.47
                  (2)      The Payment Rate with respect to the
                           preceding Monthly Period was equal to         12.45 %
                           The monthly payment rate for (the 2nd
                           preceding Monthly Period), the                     38
                           Monthly Period, was equal to                  13.68 %
                           The monthly payment rate for (the 3rd
                           preceding Monthly Period), the                     37
                           Monthly Period, was equal to                  12.04 %
                  (3)a.    The aggregate amount of Collections of
                           Principal Receivables processed with
                           respect to the preceding Monthly Period
                           which were allocated in respect of the
                           Series 1996-1 Certificates             173,186,579.68
                  (3)b.    The aggregate amount of Investor Defaults
                           treated as Available Principal Collections
                           prusuant to sections 4.08 a.(iii), 4.10
                           (b),(e),(l)                              2,722,374.78
                  (4)      The aggregate amount of Collections of
                           Finance Charge Receivables processed with
                           respect to the preceding Monthly Period
                           which were allocated in respect of the
                           Series 1996-1 Certificates               8,234,220.79

         B)       Deficit Controlled Amortization Amount                    0.00

         C)       Principal Receivables in the Trust and Allocation
                  Percentages
                  (1)      The aggregate amount of Principal
                           Receivables in the Trust as of the end of
                           the preceding Monthly Period (which
                           reflects the Principal Receivables
                           represented by the Seller Interest, by the
                           Investor Interest of Series 1996-1, and by
                           the Investor Interest of all other
                           outstanding Series)                  4,182,926,772.06
                  (2)      The Investor Interest as of the last day
                           of the preceding Monthly Period
                           (a)      Investor Interest             448,125,000.00
                           (b)      Class A Investor Interest     320,626,000.00
                           (c)      Class B Investor Interest      82,500,000.00
                           (d)      Collateral Interest            45,000,000.00
                  (3)      The Investor Interest set forth in
                           paragraph C(2)(a) above as a percentage of
                           the aggregate amount of Principal
                           Receivables set forth in paragraph C(1)
                           above                                       10.7132 %
                  (4)      The Class A Investor Interest set forth in
                           paragraph C(2)(b) above as a percentage of
                           the aggregate amount of Principal
                           Receivables set forth in paragraph C(1)
                           above                                        7.6651 %
                  (5)      The Class B Investor Interest set forth in
                           paragraph C(2)(Copyright) above as a
                           percentage of the aggregate amount of
                           Principal Receivables set forth in
                           paragraph C(1) above                         1.9723 %
                  (6)      The Collateral Interest set forth in
                           paragraph C(2)(d) above as a percentage of
                           the aggregate amount of Principal
                           Receivables set forth in paragraph C(1)
                           above                                        1.0758 %
                  (7)      The Class A Floating Percentage             76.2794 %
                  (8)      The Class B Floating Percentage             14.7206 %
                  (9)      The Class B Principal Percentage             5.5000 %
                  (10)     The Collateral Floating Percentage           9.0000 %


[Image]                  (Copyright) COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

            Chase Manhattan Credit Card Master Trust Series 1996-1
                                 May 17, 1999


                  (11)     The Collateral Principal Percentage          9.0000 %
                  (12)     The Floating Allocation Percentage           13.1526%
                  (13)     The Principal Allocation Percentage         35.2025 %

         D)       Portfolio Yield and Base Rate
                  (1)      The annualized Portfolio Yield for the
                           preceding Monthly Period was equal to         17.63 %
                           The annualized portfolio yield for (the
                           2nd preceding Monthly Period), the                 38
                           Monthly  Period, was equal to                 19.99 %
                           The annualized portfolio yield for (the
                           3rd preceding Monthly Period), the                 37
                           Monthly  Period, was equal to                 18.06 %
                           The three month average Portfolio Yield
                           was equal to                                  18.56 %
                  (2)      Base Rate for the preceding Monthly Period
                           was equal to                                   7.23 %
                           The Base Rate for (the 2nd preceding
                           Monthly Period), the 38 Monthly Period,
                           was equal to                                   7.24 %
                           The Base Rate for (the 3rd preceding
                           Monthly Period), the                               37
                           Monthly Period was equal to                    7.23 %

         E)       Delinquent Balances
                  The aggregate amount of outstanding balances in the Accounts which were delinquent as of the end of the last day of the preceding Monthly Period:

                  Up to 29 Days
                  Aggregate Account Balance                       198,354,209.67
                  As a Percentage of Receiveables                         4.57 %

                  (2) 30 - 59 Days
                  Aggregate Account Balance                        56,508,114.34
                  As a Percentage of Receiveables                         1.30 %

                  (3) 60 - 89 Days
                  Aggregate Account Balance                        39,670,582.67
                  As a Percentage of Receiveables                         0.91 %

                  (4) 90 or More Days
                  Aggregate Account Balance                        83,785,419.66
                  As a Percentage of Receiveables                         1.93 %

                  Total
                  Aggregate Account Balance                       378,318,326.34
                  As a Percentage of Receiveables                         8.71 %

         F)       Investor Default Amount
                  (1)      The aggregate amount of all defaulted
                           Principal Receivables written off as
                           uncollectible with respect to Billing
                           Cycles ending during preceding Monthly
                           Period allocable to the Investor Interest
                           less Recoveries allocable to the Period
                           allocable to the Investor Interest (the
                           Series 1996-1 Aggregate Investor Default
                           Amount)                                  2,722,374.78
                  (2)      The portion of the series 1996-1 Aggregate
                           Investor Default Amount allocable

[Image]                  (Copyright) COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

            Chase Manhattan Credit Card Master Trust Series 1996-1
                                 May 17, 1999


                           to the Class A Investor Interest (the
                           Class A Investor Default Amount)         2,076,611.47
                  (3)      The portion of the Series 1996-1 Aggregate
                           Investor Default Amount allocable to the
                           Class B Investor Interest (the Class B
                           Investor Default Amount)                   400,749.58
                  (4)      The portion of the Series 1996-1 Aggregate
                           Investor Default Amount allocable to the
                           Collateral Investor Interest (the
                           Collateral Investor Default Amount)        245,013.73
                  (5)      The annualized investor default percentage
                           (Series 1996-1 Aggregate Investor Default
                           Amount/Investor Interest) x 12 for the
                           preceding Monthly Period was equal to          5.83 %
                           The annualized investor default % for (the
                           2nd preceding Monthly Period), the 38
                           Monthly Period, was equal to                   6.23 %
                           The annualized investor default % for (the
                           3rd preceding Monthly Period), the                 37
                           Monthly Period, was equal to                   6.12 %

         G)       Investor Charge Offs
                  (1)      The aggregate amount of Class A Investor
                           Charge-Offs for the preceding Monthly
                           Period                                           0.00
                  (2)      The aggregate Class A Charge Off per
                           $1,000 original Certificate Principal
                           Amount                                           0.00
                  (3)      The aggregate amount of Class A Investor
                           Charge-Offs reimbursed on the Transfer
                           Date immediately preceding such
                           Distribution Date                                0.00
                  (4)      The amount of the reimbursed Investor
                           Charge-Offs set forth in paragraph G(2)
                           above, per $1,000 original Class A
                           Certificate principal amount                     0.00
                  (5)      The aggregate amount of Class B Investor
                           Charge-Offs for such Monthly Period              0.00
                  (6)      The aggregate Class B Charge Off per
                           $1,000 original Certificate Principal
                           Amount                                           0.00
                  (7)      The aggregate amount of Class B Investor
                           Charge-Offs reimbursed on the Transfer
                           Date immediately preceding such
                           Distribution Date                                0.00
                  (8)      The amount of the reimbursed Investor
                           Charge-Offs set forth in paragraph G(6)
                           above, per $1,000 original Class B
                           Certificate principal amount                     0.00
                  (9)      The aggregate amount of Investor
                           Charge-Offs                                      0.00
                  (10)     The aggregate Investor Charge Off per
                           $1,000 Original Certificate Principal
                           Amount                                           0.00
                  (11)     The aggregate amount of reimbursed
                           Investor Charge-Offs                             0.00
                  (12)     The amount of the reimbursed Investor
                           Charge-Offs set forth in paragraph G(9)
                           above, per $1,000 original Investor
                           principal amount                                 0.00

         H)       Shared Excess Finance Charge Collection
                  The aggregate amount of shared Excess Finance
                  Charge Collections during the preceding Monthly
                  Period which were allocated to the Series
                  1996-1 Certificates                                       0.00

         I)       Shared Principal Collections
                  The aggregate amount of Shared Principal
                  Collections during the preceding Monthly Period
                  allocated to the Series 1996-1 Certificates               0.00

         J) Reallocated Principal Collections (1) Collections of Principal Receivables allocable to Class B
                  Certificates paid

[Image]                  (Copyright) COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

            Chase Manhattan Credit Card Master Trust Series 1996-1
                                 May 17, 1999

                  with respect to Class A Certificates to make up
                  deficiencies in Class A
                  Required Amount for any Monthly Period                    0.00
                  (2)      Collections of Principal Receivables
                           allocable to Collateral Interest paid with
                           respect to Class B Certificates to make up
                           deficiencies in Class B Required Amount          0.00

         K)       Monthly Investor Servicing Fee
                  (1)      The amount of the Monthly Investor
                           Servicing Fee payable by the Trust
                           to the Servicer for the preceding
                           Monthly Period                           1,004,120.88
                  (2)      The amount of the Class A Monthly
                           Servicing Fee payable by the Trust for the
                           preceding Monthly Period                   765,937.50
                  (3)      The amount of the Class B Monthly
                           Servicing Fee payable by the Trust to the
                           Servicer for the preceding Monthly Period  147,812.50
                  (4)      The amount of the Collateral Monthly
                           Servicing Fee payable by the Trust to the
                           Servicer for the preceding Monthly Period   90,370.88

         L)       Collateral Interest
                  (1)      The Available Collateral Interest, as of
                           the close of Transfer Date for the
                           preceding Monthly Period was equal to   45,000,000.00

         M)       Required Collateral Interest
                  (1)      The Required Collateral interest as of the
                           Transfer Date for the preceding Monthly
                           Period was equal to                     45,000,000.00

 III.    THE POOL FACTOR

         A)       The Pool Factor for the Record Date for the
                  distribution to be made on the Distribution date
                  (which represents the ratio of the amount of the
                  Investor Interest as of such Record Date
                  (determined after taking into account any reduction
                  in the Investor Interest which will occur on the
                  Distribution Date) to the Initial Investor
                  Interest). The amount of a Certificateholder(s) pro
                  rata share of the Investor Interest can be
                  determined by multiplying the original denomination
                  of the Certificateholder(s) Certificate by the Pool
                  Factor.                                             0.29875000


[Image]                  (Copyright) COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

                 FORM OF MONTHLY CERTIFICATEHOLDERS STATEMENT
                      THE CHASE MANHATTAN BANK USA, N.A.
                   Chase Manhattan Credit Card Master Trust
                                Series 1996-2

                                             For Distribution Date      05/17/99

                                             For Monthly Period               36

Under Section 5.02 of the Pooling and Servicing Agreement dated as of June 1, 1991 and the Series 1996-2 Supplement dated as of
June 1, 1996 (together, the Agreement) by and between The Chase
Manhattan Bank USA, N.A. (Chase) and Yasuda Bank and Trust
Company (U.S.A.), as trustee (the Trustee), Chase, as Servicer, is required to prepare certain information each month regarding current distributions to Series 1996-2 Certificateholders and the performance of the Chase Manhattan Credit Card Master Trust
(the Trust) and the Series 1996-2 Class A Certificates and
Series 1996-2 Class B Certificates during the previous month.
The information which is required to be prepared with respect
to the                                                                  05/17/99
Distribution Date and with respect to the performance of the
Trust during the month                                                 Apr, 1999
(the                                                                          36
Monthly Period) is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Series 1996-2 Investor Certificate (a Certificate).
Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Certificate have their respective meanings set forth in the Agreement.

I.     INFORMATION REGARDING THE CURRENT MONTHLY DISTRIBUTION TO
       THE CLASS A AND CLASS B CERTIFICATEHOLDERS (STATED ON THE
       BASIS OF $1,000 ORIGINAL CERTIFICATE PRINCIPAL AMOUNT)

       A)   The total amount of the distribution to
            Series 1996-2 Certificateholders on                         05/17/99
            per $1,000 original certificate principal amount
            (1)     Class A Certificateholders                         85.967407
            (2)     Class B Certificateholders                          4.586667

       B)   The amount of the distribution set forth
            in paragraph 1 above in respect of principal of
            the 1996-2 Certificates, per $1,000 original
            certificate principal amount
            (1)     Class A Certificateholders                         83.333333
            (2)     Class B Certificateholders                          0.000000

       C)   The amount of the distribution set forth in
            paragraph 1 above in respect of interest on
            the 1996-2 Certificates, per $1,000 original
            certificate principal amount
            (1)     Class A Certificateholders                          2.634074
            (2)     Class B Certificateholders                          4.586667


[Image]                 (Copyright) COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

              Chase Manhattan Credit Card Master Trust Series 1996-2
                                May 17, 1999

II.    INFORMATION REGARDING THE PERFORMANCE OF THE TRUST

       A)   Collections
            (1)     The aggregate amt. of Collections
                    processed with respect to the preceding
                    Monthly Period and allocated to the
                    Series 1996-2 Certificates was equal to        36,909,373.96
            (2)     The Payment Rate with respect to the
                    preceding Monthly Period was equal to                12.45 %
                    The monthly payment rate for (the 2nd
                    preceding Monthly Period), the                            35
                    Monthly Period, was equal to                         13.68 %
                    The monthly payment rate for (the 3rd
                    preceding Monthly Period), the                            34
                    Monthly Period, was equal to                         12.04 %
            (3)a.   The aggregate amount of Collections of
                    Principal Receivables processed with
                    respect to the preceding Monthly Period
                    which were allocated in respect of the
                    Series 1996-2 Certificates                     34,256,686.09
            (3)b.   The aggregate amount of Investor
                    Defaults treated as Available Principal
                    Collections prusuant to sections
                    4.08 a.(iii), 4.10 (b),(e),(l)                    877,024.16
            (4)     The aggregate amount of Collections
                    of Finance Charge Receivables
                    processed with respect to the
                    preceding Monthly Period which were
                    allocated in respect of the Series
                    1996-2 Certificates                             2,652,687.86

       B)   Deficit Controlled Amortization Amount                          0.00

       C)   Principal Receivables in the Trust and
            Allocation Percentages
            (1)     The aggregate amount of Principal
                    Receivables in the Trust as of the end
                    of the preceding Monthly Period (which
                    reflects the Principal Receivables
                    represented by the Seller Interest,
                    by the Investor Interest of Series
                    1996-2, and by the Investor Interest
                    of all other outstanding Series)            4,182,926,772.05
            (2)     The Investor Interest as of the last
                    day of the preceding Monthly Period
                    (a)    Investor Interest                      157,317,032.99
                    (b)    Class A Investor Interest              126,840,500.02
                    (c)    Class B Investor Interest               16,318,000.00
                    (d)    Collateral Interest                     14,158,532.97
            (3)     The Investor Interest set forth in
                    paragraph C(2)(a) above as a
                    percentage of the aggregate amount
                    of Principal Receivables set forth
                    in paragraph C(1) above                             3.7609 %
            (4)     The Class A Investor Interest set
                    forth in paragraph C(2)(b) above as a
                    percentage of the aggregate amount of
                    Principal Receivables set forth in
                    paragraph C(1) above                                3.0323 %
            (5)     The Class B Investor Interest set
                    forth in paragraph C(2)(c) above as
                    a percentage of the aggregate amount
                    of Principal Receivables set forth in
                    paragraph C(1) above                                0.3901 %
            (6)     The Collateral Interest set forth in
                    paragraph C(2)(d) above as a percentage
                    of the aggregate amount of Principal
                    Receivables set forth in paragraph C(1)
                    above                                               0.3385 %
            (7)     The Class A Floating Percentage                    81.9620 %
            (8)     The Class B Floating Percentage                     9.0380 %
            (9)     The Class B Principal Percentage                    5.4998 %
            (10)    The Collateral Floating Percentage                  9.0000 %


 [Image]                (Copyright) COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

              Chase Manhattan Credit Card Master Trust Series 1996-2
                                May 17, 1999

            (11)    The Collateral Principal Percentage                 9.0003 %
            (12)    The Floating Allocation Percentage                  4.2372 %
            (13)    The Principal Allocation Percentage                 6.9631 %

       D)   Portfolio Yield and Base Rate
            (1)     The annualized Portfolio Yield for the
                    preceding Monthly Period was equal to                17.63 %
                    The annualized portfolio yield for
                    (the 2nd preceding Monthly Period), the                   35
                    Monthly Period, was equal to                         19.99 %
                    The annualized portfolio yield for (the
                    3rd preceding Monthly Period), the                        34
                    Monthly Period, was equal to                         18.06 %
                    The three month average Portfolio Yield
                    was equal to                                         18.56 %
            (2)     Base Rate for the preceding Monthly
                    Period was equal to                                   7.26 %
                    The Base Rate for (the 2nd preceding
                    Monthly Period), the Monthly Period,
                    was equal to                                          7.26 %
                    The Base Rate for (the 3rd preceding
                    Monthly Period), the Monthly Period was
                    equal to                                              7.26 %

       E)   Delinquent Balances
            The aggregate amount of outstanding balances in the Accounts which were delinquent as of the end of the last day of the preceding Monthly Period:

                    Up to 29 Days
                    Aggregate Account Balance                     198,354,209.67
                    As a Percentage of Receiveables                       4.57 %

                    (2) 30 - 59 Days
                    Aggregate Account Balance                      56,508,114.34
                    As a Percentage of Receiveables                       1.30 %

                    (3) 60 - 89 Days
                    Aggregate Account Balance                      39,670,582.67
                    As a Percentage of Receiveables                       0.91 %

                    (4) 90 or More Days
                    Aggregate Account Balance                      83,785,419.66
                    As a Percentage of Receiveables                       1.93 %

                    Total
                    Aggregate Account Balance                     378,318,326.34
                    As a Percentage of Receiveables                       8.71 %

       F)   Investor Default Amount
            (1)    The aggregate amount of all defaulted
                   Principal Receivables written off as
                   uncollectible with respect to Billing
                   Cycles ending during preceding Monthly
                   Period allocable to the Investor Interest
                   less Recoveries allocable to the Period
                   allocable to the Investor Interest (the
                   Series 1996-2 Aggregate Investor
                   Default Amount)                                    877,024.16
            (2)    The portion of the series 1996-2 Aggregate
                   Investor Default Amount allocable


 [Image]                (Copyright) COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

              Chase Manhattan Credit Card Master Trust Series 1996-2
                             May 17, 1999

                   to the Class A Investor Interest (the
                   Class A Investor Default Amount)                   718,826.14
            (3)    The portion of the Series 1996-2  Aggregate
                   Investor Default Amount allocable to the
                   Class B Investor Interest (the Class B
                   Investor  Default Amount)                           79,265.84
            (4)    The portion of the Series 1996-2 Aggregate
                   Investor Default Amount allocable to the
                   Collateral Investor Interest (the
                   Collateral Investor Default Amount)                 78,932.17
            (5)    The annualized investor default percentage
                   (Series 1996-2 Aggregate Investor Default
                   Amount/Investor Interest) x 12 for the
                   preceding Monthly Period was equal to                  5.83 %
                   The annualized investor default % for
                   (the 2nd preceding Monthly Period), the                    35
                   Monthly Period, was equal to                           6.23 %
                   The annualized investor default % for
                   (the 3rd preceding Monthly Period), the                    34
                   Monthly Period, was equal to                           6.12 %

       G)   Investor Charge Offs
            (1)     The aggregate amount of Class A Investor
                    Charge-Offs for the preceding Monthly
                    Period                                                  0.00
            (2)     The aggregate Class A Charge Off per
                    $1,000 original Certificate Principal
                    Amount                                                  0.00
            (3)     The aggregate amount of Class A Investor
                    Charge-Offs reimbursed on the Transfer
                    Date immediately preceding such
                    Distribution Date                                       0.00
            (4)     The amount of the reimbursed Investor
                    Charge-Offs set forth in paragraph G(2)
                    above, per $1,000 original Class A
                    Certificate principal amount                            0.00
            (5)     The aggregate amount of Class B Investor
                    Charge-Offs for such Monthly Period                     0.00
            (6)     The aggregate Class B Charge Off per
                    $1,000 original Certificate Principal
                    Amount                                                  0.00
            (7)     The aggregate amount of Class B Investor
                    Charge-Offs reimbursed on the Transfer
                    Date immediately preceding such
                    Distribution Date                                       0.00
            (8)     The amount of the reimbursed Investor
                    Charge-Offs set forth in paragraph G(6)
                    above, per $1,000 original Class B
                    Certificate principal amount                            0.00
            (9)     The aggregate amount of Investor
                    Charge-Offs                                             0.00
            (10)    The aggregate Investor Charge Off per
                    $1,000 Original Certificate Principal
                    Amount                                                  0.00
            (11)    The aggregate amount of reimbursed
                    Investor Charge-Offs                                    0.00
            (12)    The amount of the reimbursed Investor
                    Charge-Offs set forth in paragraph G(9)
                    above, per $1,000 original Investor
                    principal amount                                        0.00

       H)   Shared Excess Finance Charge Collection
            The aggregate amount of shared Excess Finance
            Charge Collections during the preceding Monthly
            Period which were allocated to the Series 1996-2
            Certificates                                                    0.00

       I)   Shared Principal Collections
            The aggregate amount of Shared Principal
            Collections during the preceding Monthly Period
            allocated to the Series 1996-2 Certificates                     0.00

       J)   Reallocated Principal Collections
            (1)     Collections of Principal Receivables
                    allocable to Class B Certificates paid


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
              Chase Manhattan Credit Card Master Trust Series 1996-2
                                May 17, 1999

                    with respect to Class A Certificates to
                    make up deficiencies in Class A Required
                    Amount for any Monthly Period                           0.00
            (2)     Collections of Principal Receivables
                    allocable to Collateral Interest paid with
                    respect to Class B Certificates to make up
                    deficiencies in Class B Required Amount                 0.00

       K)   Monthly Investor Servicing Fee
            (1)     The amount of the Monthly Investor
                    Servicing Fee payable by the Trust to
                    the Servicer for the preceding Monthly
                    Period                                            323,481.64
            (2)     The amount of the Class A Monthly
                    Servicing Fee payable by the Trust
                    for the preceding Monthly Period                  265,131.88
            (3)     The amount of the Class B Monthly
                    Servicing Fee payable by the Trust to
                    the Servicer for the preceding Monthly
                    Period                                             29,236.42
            (4)     The amount of the Collateral Monthly
                    Servicing Fee payable by the Trust to
                    the Servicer for the preceding Monthly
                    Period                                             29,113.35

       L)   Collateral Interest
            (1)     The Available Collateral Interest, as
                    of the close of Transfer Date for the
                    preceding Monthly period was equal to          14,158,532.97

       M)   Required Collateral Interest
            (1)     The Required Collateral interest as
                    of the Transfer Date for the preceding
                    Monthly Period was equal to                    14,158,532.97

III.   THE POOL FACTOR

       A)   The Pool Factor for the Record Date for the
            distribution to be made on the Distribution
            date (which represents the ratio of the amount
            of the Investor Interest as of such Record Date
            (determined after taking into account any
            reduction in the Investor Interest which
            will occur on the Distribution Date) to the
            Initial Investor Interest). The amount of
            a Certificateholder(s) pro rata share
            of the Investor Interest can be determined by
            multiplying the original denomination of the
            Certificateholder(s) Certificate by the
            Pool Factor.                                              0.53021667

                 FORM OF MONTHLY CERTIFICATEHOLDERS STATEMENT

                      THE CHASE MANHATTAN BANK USA, N.A.

                   Chase Manhattan Credit Card Master Trust

                                Series 1996-3


                                        For Distribution Date          05/17/99

                                           For Monthly Period                35

Under Section 5.02 of the Pooling and Servicing  Agreement dated as of June 1, 1991 and the Series  1996-3 Supplement dated as of
June 1, 1996 (together, the  Agreement) by and between The Chase
Manhattan  Bank USA, N.A. (Chase) and Yasuda Bank and Trust
Company (U.S.A.), as trustee (the Trustee), Chase, as Servicer, is required to prepare certain information each month regarding current distributions to Series 1996-3 Certificateholders and the performance of the Chase Manhattan Credit Card Master Trust (the
Trust) and the Series 1996-3 Class A Certificates and Series
1996-3 Class B Certificates during the previous month. The
information which is required to be prepared with respect to the       05/17/99
Distribution Date and with respect to the performance of the
Trust during the month                                                Apr, 1999
(the                                                                         35
Monthly Period) is set forth below. Monthly Period) is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Series 1996-3 Investor
Certificate (a Certificate). Certain other information is presented based on the aggregate amounts for the Trust as a whole.
Capitalized terms used in this Certificate have their respective meanings set forth in the Agreement.

I. INFORMATION REGARDING THE CURRENT MONTHLY DISTRIBUTION TO THE CLASS A AND CLASS B CERTIFICATEHOLDERS (STATED ON THE BASIS OF $1,000 ORIGINAL CERTIFICATE PRINCIPAL AMOUNT)

       A)     The total amount of the distribution to Series
              1996-3 Certificateholders on 05/17/99 per $1,000
              original certificate principal amount
               (1)     Class A Certificateholders                      5.866667
               (2)     Class B Certificateholders                      6.008333

        B)     The amount of the distribution set forth in
               paragraph 1 above in respect of principal of the
               1996-3 Certificates, per $1,000 original certificate
               principal amount
               (1)     Class A Certificateholders                      0.000000
               (2)     Class B Certificateholders                      0.000000

        C)     The amount of the distribution set forth in
               paragraph 1 above in respect of interest on the
               1996-3 Certificates, per $1,000 original certificate
               principal amount
               (1)     Class A Certificateholders                      5.866667
               (2)     Class B Certificateholders                      6.008333

[IMAGE]                 (Copyright) COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

            Chase Manhattan Credit Card Master Trust Series 1996-3
                                 May 17, 1999

 II.     INFORMATION REGARDING THE PERFORMANCE OF THE TRUST

         A)     Collections
                (1)     The aggregate amt. of Collections
                        processed with respect to the preceding
                        Monthly Period and allocated to the
                        Series 1996-3 Certificates was equal
                        to                                       139,198,163.76
                (2)     The Payment Rate with respect to the
                        preceding Monthly Period was equal to            12.45%
                        The monthly payment rate for (the 2nd
                        preceding Monthly Period), the                       34
                        Monthly Period, was equal to                     13.68%
                        The monthly payment rate for (the 3rd
                        preceding Monthly Period), the                       33
                        Monthly Period, was equal to                     12.04%
                 (3)a.  The aggregate amount of Collections of
                        Principal Receivables processed with
                        respect to the preceding Monthly Period
                        which were allocated in respect of the
                        Series 1996-3 Certificates               123,484,315.77
                 (3)b.  The aggregate amount of Investor Defaults
                        treated as Available Principal Collections
                        prusuant to sections 4.08 a.(iii),
                        4.10 (b),(e),(l)                           5,195,267.97
                 (4)    The aggregate amount of Collections of
                        Finance Charge Receivables processed with
                        respect to the preceding Monthly Period
                        which were allocated in respect of the
                        Series 1996-3 Certificates                15,713,847.99

          B)     Deficit Controlled Amortization Amount                    0.00

          C)     Principal Receivables in the Trust and Allocation
                 Percentages
                 (1)    The aggregate amount of Principal
                        Receivables in the Trust as of the
                        end of the preceding Monthly Period
                        (which reflects the Principal Receivables
                        represented by the Seller Interest, by
                        the Investor Interest of Series 1996-3,
                        and by the Investor Interest of all other
                        outstanding  Series)                   4,182,926,772.05
                 (2)    The Investor Interest as of the last day of
                        the preceding Monthly Period
                        (a)     Investor Interest              1,069,519,786.10
                        (b)     Class A Investor Interest        957,220,000.00
                        (c)     Class B Investor Interest         42,780,000.00
                        (d)     Collateral Interest               69,519,786.10
                 (3)    The Investor Interest set forth in
                        paragraph C(2)(a) above as a percentage
                        of the aggregate amount of Principal
                        Receivables set forth in paragraph
                        C(1) above                                     25.5687%
                 (4)    The Class A Investor Interest set forth
                        in paragraph C(2)(b) above as a percentage
                        of the aggregate amount of Principal
                        Receivables set forth in paragraph
                        C(1) above                                     22.8840%
                 (5)    The Class B Investor Interest set forth in
                        paragraph C(2)(c) above as a percentage of
                        the aggregate amount of Principal Receivables
                        set forth in paragraph C(1) above               1.0227%
                 (6)    The Collateral Interest set forth in
                        paragraph C(2)(d) above as a percentage
                        of the aggregate amount of Principal
                        Receivables set forth in paragraph
                        C(1) above                                      1.6620%
                 (7)    The Class A Floating Percentage                89.5000%
                 (8)    The Class B Floating Percentage                 3.9999%
                 (9)    The Class B Principal Percentage                3.9999%
                 (10)   The Collateral Floating Percentage              6.5001%

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

            Chase Manhattan Credit Card Master Trust Series 1996-3
                                 May 17, 1999

                 (11)   The Collateral Principal Percentage             6.5001%
                 (12)   The Floating Allocation Percentage             25.0999%
                 (13)   The Principal Allocation Percentage            25.0999%

          D)     Portfolio Yield and Base Rate
                 (1)    The annualized Portfolio Yield for the
                        preceding Monthly Period
                        was equal to                                     17.63%
                        The annualized portfolio yield for
                        (the 2nd preceding Monthly Period), the              34
                        Monthly Period, was equal to                     19.99%
                        The annualized portfolio yield for
                        (the 3rd preceding Monthly Period), the              33
                        Monthly Period, was equal to                     18.06%
                        The three month average Portfolio
                        Yield was equal to                               18.56%
                 (2)    Base Rate for the preceding Monthly
                        Period was equal to                               9.09%
                        The Base Rate for (the 2nd preceding
                        Monthly Period), the                                 34
                        Monthly Period, was equal to                      9.09%
                        The Base Rate for (the 3rd preceding
                        Monthly Period), the                                 33
                        Monthly Period was equal to                       9.09%

            E)     Delinquent Balances

                   The aggregate amount of outstanding balances in the Accounts which were delinquent as of the end of the last day of the preceding Monthly Period:

                   Up to 29 Days
                   Aggregate Account Balance                     198,354,209.67
                   As a Percentage of Receiveables                        4.57%

                   (2) 30 - 59 Days
                   Aggregate Account Balance                      56,508,114.34
                   As a Percentage of Receiveables                        1.30%
                   (3) 60 - 89 Days
                   Aggregate Account Balance                      39,670,582.67
                   As a Percentage of Receiveables                        0.91%
                   (4) 90 or More Days
                   Aggregate Account Balance                      83,785,419.66
                   As a Percentage of Receiveables                        1.93%
                   Total Aggregate Account Balance               378,318,326.34
                   As a Percentage of Receiveables                        8.71%

            F)     Investor Default Amount
                   (1)     The aggregate amount of all defaulted
                           Principal Receivables written off as
                           uncollectible with respect to Billing
                           Cycles ending during preceding Monthly
                           Period allocable to the Investor Interest
                           less Recoveries allocable to the Period
                           allocable to the Investor Interest
                           (the Series 1996-3 Aggregate Investor
                           Default Amount)                         5,195,267.97
                   (2)     The portion of the series 1996-3 Aggregate
                           Investor Default Amount allocable

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

            Chase Manhattan Credit Card Master Trust Series 1996-3
                                 May 17, 1999

                           to the Class A Investor Interest (the Class A
                           Investor Default Amount)                4,649,763.82
                   (3)     The portion of the Series 1996-3 Aggregate
                           Investor Default Amount allocable to the
                           Class B Investor Interest (the Class B
                           Investor Default Amount)                  207,806.87
                   (4)     The portion of the Series 1996-3 Aggregate
                           Investor Default Amount allocable to the
                           Collateral Investor Interest (the Collateral
                           Investor Default Amount)                  337,697.28
                   (5)     The annualized investor default percentage
                           (Series 1996-3 Aggregate Investor Default
                           Amount/Investor Interest) x 12 for the
                           preceding Monthly Period was equal to          5.83%
                           The annualized investor default % for
                           (the 2nd preceding Monthly Period), the           34
                           Monthly Period, was equal to                   6.23%
                           The annualized investor default % for
                           (the 3rd preceding Monthly Period), the           33
                           Monthly Period, was equal to                   6.12%

            G)    Investor Charge Offs
                  (1)    The aggregate amount of Class A Investor
                         Charge-Offs for the preceding
                         Monthly Period                                    0.00
                  (2)    The aggregate Class A Charge Off per
                         $1,000 original Certificate
                         Principal Amount                                  0.00
                  (3)    The aggregate amount of Class A Investor
                         Charge-Offs reimbursed on the Transfer Date
                         immediately preceding such
                         Distribution Date                                 0.00
                  (4)    The amount of the reimbursed Investor
                         Charge-Offs set forth in paragraph
                         G(2) above, per $1,000 original Class A
                         Certificate principal amount                      0.00
                  (5)    The aggregate amount of Class B Investor
                         Charge-Offs for such Monthly Period               0.00
                  (6)    The aggregate Class B Charge Off per
                         $1,000 original Certificate Principal Amount      0.00
                  (7)    The aggregate amount of Class B Investor
                         Charge-Offs reimbursed on the Transfer Date
                         immediately preceding such Distribution
                         Date                                              0.00
                  (8)    The amount of the reimbursed Investor
                         Charge-Offs set forth in paragraph
                         G(6) above, per $1,000 original Class B
                         Certificate principal amount                      0.00
                  (9)    The aggregate amount of Investor Charge-Offs      0.00
                  (10)   The aggregate Investor Charge Off per $1,000
                         Original Certificate Principal Amount             0.00
                  (11)   The aggregate amount of reimbursed Investor
                         Charge-Offs                                       0.00
                  (12)   The amount of the reimbursed Investor Charge-Offs
                         set forth in paragraph G(9) above, per $1,000
                         original Investor principal amount                0.00

            H)    Shared Excess Finance Charge Collection
                  The aggregate amount of shared Excess
                  Finance Charge Collections during the
                  preceding Monthly Period which were allocated
                  to the Series 1996-3 Certificates                        0.00

            I)    Shared Principal Collections
                  The aggregate amount of Shared Principal
                  Collections during the preceding Monthly Period
                  allocated to the Series 1996-3 Certificates              0.00

            J)    Reallocated Principal Collections
                  (1)   Collections of Principal Receivables
                        allocable to Class B Certificates paid

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

            Chase Manhattan Credit Card Master Trust Series 1996-3
                                 May 17, 1999


                            with respect to Class A Certificates to
                            make up deficiencies in Class A
                            Required Amount for any Monthly Period         0.00
                    (2)     Collections of Principal Receivables
                            allocable to Collateral Interest paid
                            with respect to Class B Certificates to
                            make up deficiencies in Class B Required
                            Amount                                         0.00

             K)     Monthly Investor Servicing Fee

                    (1)     The amount of the Monthly Investor
                            Servicing Fee payable by the Trust to
                            the Servicer for the preceding Monthly
                            Period                                 1,916,222.95
                    (2)     The amount of the Class A Monthly
                            Servicing Fee payable by the Trust for
                            the preceding Monthly Period           1,715,019.17
                    (3)     The amount of the Class B Monthly
                            Servicing Fee payable by the Trust to
                            the Servicer for the preceding Monthly
                            Period                                    76,647.50
                    (4)     The amount of the Collateral Monthly
                            Servicing Fee payable by the Trust to
                            the Servicer for the preceding Monthly
                            Period                                   124,556.28

            L)      Collateral Interest
                    (1)     The Available Collateral Interest, as
                            of the close of Transfer Date for the
                            predecing Monthly Period was equal to 69,519,786.10

            M)      Required Collateral Interest
                    (1)     The Required Collateral interest as of
                            the Transfer Date for the preceding
                            Monthly Period was equal to           69,519,786.10


III.     THE POOL FACTOR

          A) The Pool Factor for the Record Date for the distribution to be made on the Distribution date (which represents the ratio of the amount of the Investor Interest as of such Record Date (determined after taking into account any reduction in the Investor Interest which will occur on the Distribution Date) to the Initial Investor Interest).
                    The amount of a Certificateholder(s) pro rata share of the Investor Interest can be determined by multiplying the original denomination of the Certificateholder(s) Certificate by the Pool Factor.

[Image]                (Copyright) COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

                 FORM OF MONTHLY CERTIFICATEHOLDERS STATEMENT
                      THE CHASE MANHATTAN BANK USA, N.A.
                      Chase Manhattan Credit Card Master
                             Trust Series 1996-4

                                     For Distribution Date              05/17/99

                                     For Monthly Period                       35

Under Section 5.02 of the Pooling and Servicing Agreement
dated as of June 1, 1991 and the Series 1996-4 Supplement
dated as of June 1, 1996 (together, the Agreement) by and
between The Chase Manhattan Bank USA, N.A. (Chase) and
Yasuda Bank and Trust Company (U.S.A.), as trustee (the
Trustee), Chase, as Servicer, is required to prepare
certain information each month regarding current
distributions to Series 1996-4 Certificateholders and
the performance of the Chase Manhattan Credit Card
Master Trust (the Trust) and the Series 1996-4 Class A
Certificates and Series 1996-4 Class B Certificates during the          05/17/99
previous month. The information which is required to be
prepared with respect to the Distribution Date                         Apr, 1999
and with respect to the performance of the Trust during
the month (the Monthly Period) is set forth below.                            35
Certain of the information is presented on the basis of an original principal amount of $1,000 per Series 1996-4 Investor
Certificate (a Certificate). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Certificate have their respective meanings set forth in the Agreement.


I.    INFORMATION REGARDING THE CURRENT MONTHLY DISTRIBUTION
      TO THE CLASS A AND CLASS B CERTIFICATEHOLDERS
      (STATED ON THE BASIS OF $1,000 ORIGINAL
      CERTIFICATE PRINCIPAL AMOUNT)

      A)    The total amount of the distribution to Series
            1996-4 Certificateholders on                                05/17/99
            per $1,000 original certificate principal amount
            (1)    Class A Certificateholders                       1,005.608333
            (2)    Class B Certificateholders                           5.741667

      B)    The amount of the distribution set forth in
            paragraph 1 above in respect of principal of
            the 1996-4 Certificates, per $1,000 original
            certificate principal amount
            (1)    Class A Certificateholders                       1,000.000000
            (2)    Class B Certificateholders                           0.000000

      C)    The amount of the distribution set forth in
            paragraph 1 above in respect of interest on
            the 1996-4 Certificates, per $1,000 original
            certificate principal amount
            (1)    Class A Certificateholders                           5.608333
            (2)    Class B Certificateholders                           5.741667


[Image]                  (Copyright) COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

            Chase Manhattan Credit Card Master Trust Series 1996-4
                                 May 17, 1999

II.   INFORMATION REGARDING THE PERFORMANCE OF THE TRUST

      A)   Collections

           (1)    The aggregate amt. of Collections processed
                  with respect to the preceding Monthly Period
                  and allocated to the Series 1996-4
                  Certificates was equal to                       125,688,903.86
           (2)    The Payment Rate with respect to the
                  preceding Monthly Period was equal to                   12.45%

                  The monthly payment rate for (the 2nd
                  preceding Monthly                                           34
                  Period), the Monthly Period, was equal to               13.68%

                  The monthly payment rate for (the 3rd
                  preceding Monthly                                           33
                  Period), the Monthly Period, was equal to               12.04%
           (3)a.  The aggregate amount of Collections
                  of Principal Receivables processed with
                  respect to the preceding Monthly Period
                  which were allocated in respect of the
                  Series 1996-4 Certificates                      123,484,315.77
           (3)b.  The aggregate amount of Investor Defaults
                  treated as Available Principal Collections
                  pursuant to sections 4.08 a.(iii), 4.10             728,874.68
                  (b),(e),(l)
           (4)    The aggregate amount of Collections of
                  Finance Charge Receivables processed with
                  respect to the preceding Monthly Period
                  which were allocated in respect of the
                  Series 1996-4 Certificates                        2,204,588.09

      B)   Deficit Controlled Amortization Amount                           0.00

      C)   Principal Receivables in the Trust and
           Allocation Percentages
           (1)    The aggregate amount of Principal
                  Receivables in the Trust as of the end
                  of the preceding Monthly Period (which
                  reflects the Principal Receivables
                  represented by the Seller Interest, by
                  the Investor Interest of Series 1996-4,
                  and by the Investor Interest of all other
                  outstanding Series)                           4,182,926,772.05
           (2)    The Investor Interest as of the last
                  day of the preceding Monthly Period
                  (a)    Investor Interest                         74,865,593.58
                  (b)    Class A Investor Interest                          0.00
                  (c)    Class B Investor Interest                 42,780,000.00
                  (d)    Collateral Interest                       32,085,593.58
           (3)    The Investor Interest set forth in
                  paragraph C(2)(a) above as a percentage
                  of the aggregate amount of Principal
                  Receivables set forth in paragraph
                  C(1) above                                             1.7898%
           (4)    The Class A Investor Interest set forth
                  in paragraph C(2)(b) above as a percentage
                  of the aggregate amount of Principal
                  Receivables set forth in paragraph
                  C(1) above                                             0.0000%
           (5)    The Class B Investor Interest set forth
                  in paragraph C(2)(c) above as a percentage
                  of the aggregate amount of Principal
                  Receivables set forth in paragraph
                  C(1) above                                             1.0227%

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

            Chase Manhattan Credit Card Master Trust Series 1996-4
                                 May 17, 1999

          (6)     The Collateral Interest set forth in
                  paragraph C(2)(d) above as a percentage
                  of the aggregate amount of Principal
                  Receivables set forth in paragraph
                  C(1) above                                             0.7671%
           (7)    The Class A Floating Percentage                       50.1060%
           (8)    The Class B Floating Percentage                       28.5106%
           (9)    The Class B Principal Percentage                       3.9999%
           (10)   The Collateral Floating Percentage                    21.3834%
           (11)   The Collateral Principal Percentage                    6.5001%
           (12)   The Floating Allocation Percentage                     3.5214%
           (13)   The Principal Allocation Percentage                   25.0999%

    D)     Portfolio Yield and Base Rate

           (1)    The annualized Portfolio Yield for the
                  preceding Monthly Period was equal to                    8.34%

                  The annualized portfolio yield for (the
                  2nd preceding Monthly                                       34
                  Period), the Monthly Period, was equal to               10.09%

                  The annualized portfolio yield for (the
                  3rd preceding Monthly                                       33
                  Period), the Monthly Period, was equal to               11.28%

                  The three month average Portfolio Yield
                  was equal to                                             9.90%

           (2)    Base Rate for the preceding Monthly Period
                  was equal to                                             7.00%

                  The Base Rate for (the 2nd preceding Monthly
                  Period), the                                                34
                  Monthly Period, was equal to                             7.27%

                  The Base Rate for (the 3rd preceding Monthly
                  Period), the                                                33

                  Monthly Period was equal to                              7.55%

    E)     Delinquent Balances

           The aggregate amount of outstanding balances in the Accounts which were delinquent as of the end of the last day of the preceding Monthly Period:

           Up to 29 Days
           Aggregate Account Balance                              198,354,209.67
           As a Percentage of Receiveables                                 4.57%

           (2) 30 - 59 Days
           Aggregate Account Balance                               56,508,114.34
           As a Percentage of Receiveables                                 1.30%

           (3) 60 - 89 Days
           Aggregate Account Balance                               39,670,582.67
           As a Percentage of Receiveables                                 0.91%

           (4) 90 or More Days
           Aggregate Account Balance                               83,785,419.66
           As a Percentage of Receiveables                                 1.93%

           Total
           Aggregate Account Balance                              378,318,326.34
           As a Percentage of Receiveables                                 8.71%


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

            Chase Manhattan Credit Card Master Trust Series 1996-4
                                 May 17, 1999

    F)     Investor Default Amount

           (1)    The aggregate amount of all defaulted
                  Principal Receivables written off as
                  uncollectible with respect to Billing
                  Cycles ending during preceding Monthly
                  Period allocable to the Investor Interest
                  less Recoveries allocable to the Period
                  allocable to the Investor Interest (the
                  Series 1996-4 Aggregate Investor Default
                  Amount)                                             728,874.68
           (2)    The portion of the series 1996-4 Aggregate
                  Investor Default Amount allocable to the
                  Class A Investor Interest (the Class A
                  Investor Default Amount)                            365,209.76
           (3)    The portion of the Series 1996-4 Aggregate
                  Investor Default Amount allocable to the
                  Class B Investor Interest (the Class B
                  Investor Default Amount)                            207,806.87
           (4)    The portion of the Series 1996-4 Aggregate
                  Investor Default Amount allocable to the
                  Collateral Investor Interest (the Collateral
                  Investor Default Amount)                            155,858.04
           (5)    The annualized investor default percentage
                  (Series 1996-4 Aggregate Investor Default
                  Amount/Investor Interest) x 12 for the
                  preceding Monthly Period was equal to                    0.85%
                  The annualized investor default % for (the
                  2nd preceding Monthly                                       34
                  Period), the Monthly Period, was equal to                1.70%
                  The annualized investor default % for (the
                  3rd preceding Monthly                                       33
                  Period), the Monthly Period, was equal to                2.45%

            G)    Investor Charge Offs

                  (1)    The aggregate amount of Class A
                         Investor Charge-Offs for the
                         preceding Monthly Period                           0.00
                  (2)    The aggregate amount of Class A
                         Investor Charge-Offs reimbursed
                         on the Transfer Date immediately
                         preceding such Distribution Date                   0.00
                  (3)    The amount of the reimbursed Investor
                         Charge-Offs set forth in G(2) paragraph
                         above, per $1,000 original Class A
                         Certificate principal amt                          0.00
                  (4)    The aggregate amount of Class B Investor
                         Charge-Offs for such Monthly Period                0.00
                  (5)    The aggregate amount of Class B Investor
                         Charge-Offs reimbursed on the Transfer
                         Date immediately preceding such
                         Distribution Date                                  0.00
                  (6)    The amount of the reimbursed Investor
                         Charge-Offs set forth in G(3)paragraph
                         G(3) above, per $1,000 original Class B
                         Certificate principal amt                          0.00
                  (7)    The aggregate amount of Investor Charge-Offs       0.00
                  (8)    The aggregate amount of reimbursed Investor
                         Charge-Offs                                        0.00

            H)    Shared Excess Finance Charge Collection
                  The aggregate amount of shared Excess Finance
                  Charge Collections during the preceding Monthly
                  Period which were allocated to the Series 1996-4
                  Certificates                                              0.00

            I)    Shared Principal Collections
                  The aggregate amount of Shared Principal Collections
                  during the preceding Monthly Period allocated to the
                  Series 1996-4 Certificates                                0.00


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

            Chase Manhattan Credit Card Master Trust Series 1996-4
                                 May 17, 1999

            J)    Reallocated Principal Collections
                  (1)    Collections of Principal Receivables
                         allocable to Class B Certificates
                         paid with respect to Class A
                         Certificates  to make up
                         deficiencies in Class A Required
                         Amount for any Monthly Period                      0.00
                  (2)    Collections of Principal Receivables
                         allocable to Collateral Interest
                         paid with  respect to Class B
                         Certificates to make up
                         deficiencies in Class B Required
                         Amount                                             0.00

            K)    Monthly Investor Servicing Fee
                  (1)    The amount of the Monthly Investor
                         Servicing Fee payable by the Trust
                         to the Servicer for the preceding
                         Monthly Period                               268,838.18
                  (2)    The amount of the Class A Monthly
                         Servicing Fee payable by the Trust
                         for the preceding Monthly Period             134,703.99
                  (3)    The amount of the Class B Monthly
                         Servicing Fee payable by the the
                         Trust  to the Servicer for the
                         preceding  Monthly Period                     76,647.50
                  (4)    The amount of the Collateral Monthly
                         Servicing Fee payable by the Trust
                         to  the Servicer for the preceding
                         Monthly  Period                               57,486.69

            L)    Collateral Interest
                  (1)    The Available Collateral Interest, as
                         of the close of Transfer Date for the
                         preceding Monthly Period was equal to     32,085,593.58

            M)    Required Collateral Interest
                  (1)    The Required Collateral interest as
                         of  the Transfer Date for the
                         preceding  Monthly Period was equal
                         to                                        32,085,593.58

III.        THE POOL FACTOR

            A)    The Pool Factor for the Record Date for the
                  distribution to be made on the Distribution
                  date (which represents the ratio of the
                  amount  of the Investor Interest as of such
                  Record Date  (determined after taking into
                  account any reduction in the Investor
                  Interest which will  occur on the
                  Distribution Date) to the Initial  Investor
                  Interest). The amount of a
                  Certificateholder(s) pro rata share of the
                  Investor Interest can be determined by
                  multiplying  the original denomination of
                  the Certificateholder(s) Certificate by
                  the Pool Factor.                                    0.06999926


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